August 12, 1997

Dear Shareholders:

  I am pleased to report that the Hilliard Lyons Growth Fund grew substantially in the second quarter, advancing 18.0%. This performance surpassed that of the Standard & Poor's 500, which increased 17.5%. For the six months, the net asset value of a share of the Growth Fund increased by 19.7% compared to 20.6% for the Standard & Poor's 500. Over the past twelve months the Growth Fund increased in value by 34.0% and has compounded annually by 25.9% over the last three years. We are very pleased that, our disciplined style not withstanding, the Fund has shared in the bountiful riches produced by the U.S. equity market.

  Our markets are not the only ones levitating. To date, the German and Swiss markets are ahead by 50% for the year. The lesser European lights England, Denmark, and France have advanced more than 20%. Canada is up 20%, Australia up 10% and the Asian markets have advanced as well. These are momentous days indeed. Our commentary is a little longer in this semi-annual report as we share our feelings at this juncture.

ACTIVITIES AT THE FUND

  Some time toward the end of 1996, a speck of apprehension crept into our view of the stock market. At the core, our worry might best be described as skepticism that it could be this easy to accumulate wealth. On the heels of the awesome 30 plus percent gains of 1995, the run continued with markets rising by more than 20% as the presidential election came and went. At this writing, seven months into 1997, the major stock market averages have again advanced almost 30%. The speck of apprehension has grown too and now might be described as a blob of dismay at the price tags some stocks currently carry, and astonishment at how magnificently pieces of the global economic puzzle have come together to produce so marvelous a background for equity investing. It is little wonder that no one, including us, wants to leave the party. We have, however, significantly rearranged the assets of the Fund over the last 18 months. Here's why.

  We commented in some earlier letters about a mechanistic phenomenon that was driving a certain category of stocks to a valuation structure that was richer than the market as a whole. Essentially, money managers whose performance is measured meticulously and compared to others and to the Standard & Poor's 500 Index have been hard pressed to keep up with the index and with peers who simply follow the index. It has paid to suspend price judgments and to pour money into the big well-known companies which populate the index. This has created a virtuous cycle where prices go up, attract more money, and the money goes into the same stocks which perpetuates the process.

  Our concern is that this mechanistic cycle has carried the prices of many companies well beyond levels likely to produce a good return over the next few years. Most such mechanistic phenomena (the favorite 50 in the early 70's, portfolio insurance in 1987, etc.) end badly. We have an experienced staff of analysts that helps in the management of the Fund and many years of study have led to familiarity with a wide variety of companies. We have noted that some extremely high quality, well-managed companies that are not huge nor extremely well known may be purchased at valuation levels a third to half of those immensely popular companies that dominate the performance of the market indices. Our response to the widening price gap between the groups of stocks has been to gradually move funds from the immensely popular group into medium-size companies where quality and growth are comparable but a dollar of earning power is valued far less richly. This shift has both satisfied our desire not to leave the party and relieves our anxiety over the prices of certain stocks.

  One obvious result of our shift is that the Fund's composition will less and less mirror portfolios dominated by these huge "household names" whose performance generally is referred to as that of "the market". It follows that the Fund's performance is more likely to be at variance with that of the market indices. Our expectation, of course, is that these moves will make it perform better, but, make no mistake about it, these moves are also made defensively in the sense that we want to preserve the gains we've achieved.

THESE HALCYON DAYS

  Anyone who took economics in college undoubtedly was subjected to the little village that discovered that when people did the things they were best at, they were all richer for it. The idea economists attempted to get across in this was that, while I might isolate my family, build my own house, grow my own crops, make my own shoes and be self sustaining in my own economic unit, it was dumb to operate this way. Much better to have me, say, make shoes if I was good at that. That man who had a gift for tilling the soil could produce the crop. Another villager might run the country store. One thing needed was money which represented a trusted store of value, so the village was relieved of barter transactions. The theory said that through this cooperation there would be more goods for the villagers and that all would be the better for it.

  Something akin to this lesson explains the world economy today which economists, citing Goldilocks, have described as not too hot, not too cold-just right. Two fundamental events which evolved in the 90's explain the global village coming together. First, political cooperation between nations is at unprecedentedly high levels. The crumbling of communism and perhaps the reality of the U.S. military might displayed in the Gulf War have spurred nations to tear down selfish nationalism in favor of cooperating to produce greater riches for its people through cooperation. As nations have become wealthier, rational leadership and belief in the virtues of free trade and fiscal discipline have led to more common political ground and smoother international relations. The second great change is the benefits bestowed by technology. Technology enables the potential benefit of a closer knit global economic village to be fully realized. Communication by fax, internet, overnight delivery, and other advancements allows needs to be satisfied at speeds unthinkable in earlier times. These developments, along with the productivity gains technology has spawned have had an effect similar to turning the local corner grocery store into a vast supermarket of new products, lower prices, and more efficient shopping. It appears that the theory of the friendly village which the professors described is being proven correct. The economist, John Maynard Keynes, writing during the depression, said he hoped one day economists could be thought of with more respect. He suggested perhaps they could reach the stature of dentists. Perhaps the time has come to think of them that way.

  We are always appreciative of the support of our shareholders and welcome those who are new owners. We encourage you to share your thoughts and questions with us either through your Hilliard Lyons representative or directly to us.

                                       Sincerely,

                                       /s/ DONALD F. KOHLER
                                       ---------------------
                                       DONALD F. KOHLER
                                       Chairman

                                       /s/ SAMUEL C. HARVEY
                                       ---------------------
                                       SAMUEL C. HARVEY
                                       President

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1997

COMMON STOCKS -- 88.7%
--------------------------------------------------------------------------------

                                                                       Market
 Shares  Company                                             Cost      Value
 ------- -------                                             ----      ------
     CAPITAL GOODS -- 17.9%
     -----------------------------------------------------------------------
 33,000  Dover Corp....................................   $  928,470 $2,029,500
 28,000  General Electric Co...........................      565,278  1,830,500
 16,800  Hubbell Inc. CL B.............................      408,960    739,200
 43,000* Lydall Inc....................................      985,905    908,375
 40,500  Nordson Corp..................................    2,150,813  2,602,125
                                                          ---------- ----------
                                                           5,039,426  8,109,700
     CONSUMER DURABLE -- 6.3%
     -----------------------------------------------------------------------
 49,500  Donaldson Inc.................................    1,290,682  1,881,000
 20,000  Harley Davidson Inc...........................      816,700    958,750
                                                          ---------- ----------
                                                           2,107,382  2,839,750
     CONSUMER NON-DURABLE -- 5.7%
     -----------------------------------------------------------------------
 36,500* Bush Boake Allen Inc..........................      976,040  1,136,062
 38,000  PepsiCo Inc...................................      686,550  1,427,375
                                                          ---------- ----------
                                                           1,662,590  2,563,437
     FINANCIAL -- 33.3%
     -----------------------------------------------------------------------
 18,000  American International Group Inc..............      869,512  2,688,750
     23* Berkshire Hathaway Inc........................      208,980  1,085,600
 76,000  Cincinnati Financial Corp.....................    4,205,899  6,004,000
 48,000  Federal Home Loan Mortgage Corp...............      554,652  1,650,000
  8,000  Fifth Third Bancorp...........................      272,000    656,500
 85,875  Synovus Financial Corp........................      726,644  2,366,930
 10,000  Wachovia Corp.................................      364,350    583,125
                                                          ---------- ----------
                                                           7,202,037 15,034,905

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1997

                                                                        Market
 Shares Company                                              Cost       Value
 ------ -------                                              ----       ------
      HEALTH CARE -- 7.7%
      ----------------------------------------------------------------------
 38,500 Allergan Inc...................................       926,295  1,224,781
 35,000 Johnson & Johnson..............................       721,314  2,253,125
                                                          ----------- ----------
                                                            1,647,609  3,477,906
      RETAIL & SERVICES -- 16.3%
      ----------------------------------------------------------------------
 43,000 Brady WH Co. CL A..............................       880,062  1,247,000
 12,000 Gannett Inc....................................       654,720  1,185,000
 62,000 G & K Services Inc. CL A.......................     1,881,345  2,309,500
 49,000 Walgreen Co....................................       880,348  2,627,625
                                                          ----------- ----------
                                                            4,296,475  7,369,125
      UTILITY -- 1.5%
      ----------------------------------------------------------------------
 20,500 Century Telephone Enterprises..................       646,980    690,594
                                                          ----------- ----------
                                                              646,980    690,594
        TOTAL COMMON STOCKS............................   $22,602,499 40,085,417

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.2%
--------------------------------------------------------------------------------

 Principal                                        Purchase Maturity   Market
   Amount   Description                            Yield     Date      Value
 ---------- -----------                           -------- -------- -----------
 $5,080,000 Federal Home Loan Bank.............    5.577%  07/01/97   5,080,000
                                                                    -----------
            TOTAL U. S. GOVERNMENT AGENCY
            OBLIGATIONS (COST --$5,080,000)....                       5,080,000
                                                                    -----------
            TOTAL INVESTMENTS (COST --
             $22,602,499)(99.9%)...............                     $45,165,417
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                                 JUNE 30, 1997

ASSETS:
Investments at market value:
 Common stocks (cost $22,602,499).................................. $40,085,417
 U.S. Government Agency Obligations at value (amortized cost
  $5,080,000)......................................................   5,080,000
                                                                    -----------
Total investments..................................................  45,165,417
Cash...............................................................       4,678
Receivables:
 Dividends.........................................................      50,721
 Shares sold.......................................................      98,321
Prepaid expenses...................................................       9,364
                                                                    -----------
  Total Assets..................................................... $45,328,501
                                                                    ===========
LIABILITIES:
Payables:
 Due to adviser--Note B............................................ $    62,940
 Shares redeemed...................................................       3,139
Accrued expenses...................................................      72,215
                                                                    -----------
  Total Liabilities................................................     138,294
                                                                    -----------
CAPITAL:
Common stock ($.001 par value; 150,000,000 shares authorized and
 1,645,542 shares issued and outstanding)..........................       1,646
Paid-in surplus....................................................  26,214,115
Accumulated undistributed net realized gain on investments.........   1,386,387
Net unrealized appreciation on investments.........................  17,482,918
Accumulated undistributed net investment income--Note A............     105,141
                                                                    -----------
  Total Capital (Net Assets) (equivalent to $27.46 per share)......  45,190,207
                                                                    -----------
  Total Liabilities and Capital.................................... $45,328,501
                                                                    ===========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997

INVESTMENT INCOME:
  Dividends........................................................ $  234,368
  Interest.........................................................    126,701
                                                                    ----------
    Total investment income........................................    361,069
EXPENSES:
  Management fees -- Note B........................................    156,524
  12b-1 expenses -- Note B.........................................     30,360
  Custodian fees...................................................     24,435
  Audit fees.......................................................     19,005
  Transfer Agent fees..............................................     13,575
  Directors' fees..................................................     12,670
  Shareholder reports..............................................     10,860
  Legal fees.......................................................      9,050
  Insurance expense................................................      8,745
  Filing fees......................................................      5,430
  Trade Association................................................        927
  Organizational expense -- Note A.................................        384
                                                                    ----------
                                                                       291,965
  Waiver of management fee by Adviser -- Note B.................... (   37,613)
                                                                    ----------
    Total expenses.................................................    254,352
                                                                    ----------
      Net investment income........................................    106,717
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note A.......................  1,386,387
  Change in unrealized appreciation on investments.................  5,842,896
                                                                    ----------
    Net gain on investments........................................  7,229,283
                                                                    ----------
      Net increase in net assets resulting from operations......... $7,336,000
                                                                    ==========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                      For the six
                                                        months     For the year
                                                      ended June      ended
                                                       30, 1997    December 31,
                                                      (UNAUDITED)      1996
                                                      -----------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income.............................. $   106,717  $   164,312
  Net realized gain on investments...................   1,386,387    1,724,517
  Net change in unrealized appreciation on
   investments.......................................   5,842,896    3,972,253
                                                      -----------  -----------
    Net increase in net assets from operations.......   7,336,000    5,861,082
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..............................           0     (164,559)
  Realized gain from investment transactions.........           0   (1,724,524)
                                                      -----------  -----------
    Total distributions..............................           0   (1,889,083)
 FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 0 and 81,426 shares issued in
   reinvestment of dividends, respectively...........           0    1,856,523
  Proceeds from 150,589 and 186,661 shares sold,
   respectively......................................   3,612,170    4,059,750
  Cost of 57,386 and 115,031 shares repurchased,
   respectively......................................  (1,385,490)  (2,519,966)
                                                      -----------  -----------
    Net increase in net assets from capital share
     transactions....................................   2,226,680    3,396,307
                                                      -----------  -----------
     Total increase in net assets....................   9,562,680    7,368,306
 NET ASSETS:
  Beginning of period................................  35,627,527   28,259,221
                                                      -----------  -----------
  End of period (includes undistributed net
   investment income of $105,141 and distributions in
   excess of net investment income of ($1,576),
   respectively)..................................... $45,190,207  $35,627,527
                                                      ===========  ===========

                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE A -- ACCOUNTING POLICIES

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1996, the Fund did not have a tax-basis capital loss carryforward. In addition, from November 1, 1996 through December 31, 1996, the Fund did not incur any net realized capital losses. If the Fund had incurred net capital losses during this period, as permitted by tax regulations, the Fund would elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1997.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

DEFERRED ORGANIZATIONAL EXPENSES: In January 1997, the Fund repaid its organizational expenses which consisted of the costs incurred during the start up of the Fund that J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, had paid. These expenses were amortized using the straight-line method over sixty
(60) months beginning in January 1992.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE B -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 39,190 shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1997 exceed 1.30% of average daily net assets. For the six months ended June 30, 1997, there was no reimbursement necessary from the Adviser and the waiver of the management fee amounted to $37,613.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $74,554. The Hilliard Lyons profit sharing plan, as directed by each participant, owns 458,868 shares of the Fund as of June 30, 1997.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard Lyons. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $500 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE C -- PORTFOLIO TRANSACTIONS

For the six months ended June 30, 1997, purchases and proceeds from sale of investment securities (excluding short-term securities) were $3,850,873 and $3,159,608, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At June 30, 1997, the gross unrealized appreciation and depreciation on investments was $17,560,448 and $77,530, respectively, resulting in net unrealized appreciation of $17,482,918.

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                          For the six                                               Period from
                            months                                                   January 6,
                          ended June                                                  1992* to
                           30, 1997        For the year ended December 31,          December 31,
                          (UNAUDITED)      1996       1995       1994       1993        1992
                          -----------    --------   --------   --------   --------  ------------
Net asset value:
  Beginning of period...   $22.95        $20.20     $15.98     $15.69     $15.19      $14.29
                           --------      --------   --------   --------   --------    --------
Net investment income...     0.06          0.11       0.15       0.12       0.13        0.10
Net realized and change
 in unrealized gain on
 investments............     4.45          3.92       4.82       0.29       0.50        0.90
                           --------      --------   --------   --------   --------    --------
Total from investment
 operations.............     4.51          4.03       4.97       0.41       0.63        1.00
                           --------      --------   --------   --------   --------    --------
Less dividends from net
 investment income......   ( 0.00)       ( 0.11)    ( 0.15)    ( 0.12)    ( 0.13)     ( 0.10)
Less dividends from net
 realized capital gains.   ( 0.00)       ( 1.17)    ( 0.60)    ( 0.00)    ( 0.00)     ( 0.00)
                           --------      --------   --------   --------   --------    --------
Total distributions.....   ( 0.00)       ( 1.28)    ( 0.75)    ( 0.12)    ( 0.13)     ( 0.10)
                           --------      --------   --------   --------   --------    --------
Net asset value:
  End of period.........   $27.46        $22.95     $20.20     $15.98     $15.69      $15.19
                           ========      ========   ========   ========   ========    ========
Total Investment
 Return(1)..............    19.65%        19.98%     31.10%      2.60%      4.13%       7.09%**

SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA

Operating expenses to
 average net assets.....     1.30%**(e)    1.58%(d)   1.75%(c)   1.75%(b)   1.75%       1.71%**(a)
Net investment income to
 average net assets.....      .55%**(e)     .52%(d)    .82%(c)    .68%(b)    .75%       1.07%**(a)
Portfolio turnover rate.     9.12%        18.79%     27.50%     20.10%     59.64%      19.63%
Average commission rate
 paid...................    $0.0600       $0.0600    $0.0604    $0.0609    $0.0705     $0.0706
Net assets, end of
 period (000s omitted)..    $45,190       $35,628    $28,259    $20,476    $23,758     $22,404

(a) Net of voluntary expense reimbursement and management fee waiver by the Adviser. If the Fund had borne all expenses that were assumed by the Adviser and paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 2.76% and 0.02%, respectively, for the period January 6, 1992 through December 31, 1992.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.
(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.

(e) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.49% and 0.35%, respectively, for the six months ended June 30, 1997.
(1) Excludes maximum sales charge of 4.75%.
*  Commencement of operations
** Annualized

               DIRECTORS

William A. Blodgett, Jr.    Gilbert L. Pamplin
Donald F. Kohler            Dillman A. Rash
John C. Owens

                OFFICERS

Donald F. Kohler -- Chairman
Samuel C. Harvey -- President
Thomas A. Corea -- Vice President
Joseph C. Curry, Jr. -- Vice President, Treasurer and Secretary
Dianna P. Wengler -- Vice President

                DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

         TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                 AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

               LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              SEMI-ANNUAL REPORT
                                 JUNE 30, 1997



                             [HILLIARD LYONS LOGO]


                              SEMI-ANNUAL REPORT
                                 JUNE 30, 1997


                             [HILLIARD LYONS LOGO]